COMMONWEALTH SHAREHOLDER SERVICES, INC.
      1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA 23229
             (804) 285-8211 * (800) 527-9500 * FAX (804) 285-8251

FILED VIA EDGAR

May 8, 2001

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Reference:     Vontobel Funds, Inc.
               File Number 333-82107
               Filed Pursuant to Rule 497 (c)

Gentlemen:

Transmitted herewith for electronic filing on behalf of Vontobel Funds, Inc., please find enclosed, pursuant to Rule 497 (c) under the Securities Act of 1933, as amended, copies of the Prospectuses and Statements of Additional Information dated May 1, 2001.

Should you have questions or comments regarding this filing, please contact the undersigned.

Sincerely,



/s/ John Pasco, III
-------------------
John Pasco, III

Prospectus

Vontobel U.S. Value Fund
Vontobel International Equity Fund


Series of Vontobel Funds, Inc.
(the "Company")
A "Series" Investment Company



Prospectus Dated May 1, 2001

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                         PAGE NUMBER
-----------------                                         -----------

Risk/Return Summary
      Vontobel U.S. Value Fund
      Vontobel International Equity Fund
Fund Fees and Expenses
Objectives and Strategies
Risks
Management
Shareholder Information
      Purchasing Shares
      Distribution Arrangements
      Redeeming Shares
      Other Shareholder Services
Distributions and Taxes
Shareholder Communications
Financial Highlights

RISK/RETURN SUMMARY

VONTOBEL U.S. VALUE FUND (the "Value Fund")
Investment Objective:          Long-term capital appreciation.

Principal Investment
  Strategies:                  Under normal circumstances, the Value Fund will
                               invest at least 65% of its assets in equity securities that are traded on U.S. exchanges.
                               The Value Fund also invests in fixed-income securities and cash equivalents, such as overnight repurchase agreements and short-term
                               U.S. Government securities.

Principal Risks:               The Value Fund's investments are subject to
                               market, economic and business risks. These risks will cause the Value Fund's net asset value
                               ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the Value Fund's objective.

                               The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Value Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Value Fund's security holdings may affect a larger portion of the Value Fund's total assets and cause the value of your investment to decline.

                               An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:              You may want to invest in the Value Fund if you
                               are seeking long-term capital returns, together with relative safety of principal in the long-term, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short term. You should not invest in the Value Fund if you are seeking current income.

Performance Information

The bar chart and table below show how the Value Fund has performed in the past and gives some indication of the risk of investing in the Fund. The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

Value Fund *

Year     Total Return
----     ------------

1991     37.29%
1992     16.30%
1993      6.00%
1994      0.02%
1995     40.36%
1996     21.28%
1997     34.31%
1998     14.70%
1999   (14.07%)
2000     35.18%

The total return for the Value Fund for the three months ended March 31, 2001 was (4.41%).

* During the periods shown in the bar chart, the highest return for a calendar quarter was 21.90% (quarter ending 03/31/91) and the lowest return for a calendar quarter was (17.50%)(quarter ending 09/30/90).

[end bar chart]

The following table compares the performance of the Value Fund and the Standard and Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions. The comparative index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Value Fund's performance.

                         Average Annual Total Returns
                   (for the period ending December 31, 2000)
                -----------------------------------------------

                                               Since Inception
                1 Year    5 Years   10 Years   (March 30, 1990)
                ------    -------    --------  ----------------
Value Fund      35.18%    16.76%    17.79%     15.31%
S&P 500 Index   (9.08%)   18.31%    17.44%     16.11%



VONTOBEL INTERNATIONAL EQUITY FUND (the "International Equity Fund")

Investment Objective:          Capital appreciation.

Principal Investment
     Strategies:               Under normal circumstances the International
                               Equity Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The International
                               Equity Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The
                               International Equity Fund will primarily hold securities listed on a security exchange or quoted on an established over-the-the counter market.

Principal Risks:               The International Equity Fund's investments are
                               subject to market, economic and business risks.
                               These risks may cause the International Equity
                               Fund's NAV to fluctuate over time. Therefore, the value of your investment in the International
                               Equity Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the International
                               Equity Fund's objective.

                               The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                               The International Equity Fund may also invest in securities of companies in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                               An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:              You may want to invest in the International
                               Equity Fund if you are seeking capital
                               appreciation and wish to diversify your existing investments. The International Equity Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets of Europe and the Pacific
                               Basin.  You should not invest in the
                               International Equity Fund if you are not willing to accept the risks associated with investing in foreign countries or if you are seeking current income.

Performance Information

The bar chart and table below show how the International Equity Fund has performed in the past and gives some indication of the risk of investing in the Fund. The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

International Equity Fund *

Year          Total Return
----          ------------

1991           18.74%
1992           (2.37%)
1993           40.80%
1994           (5.28%)
1995           10.91%
1996           16.98%
1997            9.19%
1998           16.77%
1999           46.52%
2000         (18.70%)

The total return for the International Equity Fund for the three months ended March 31, 2001 was (18.82%).

* During the periods shown in the bar chart, the highest return for a calendar quarter was 26.97% (quarter ending 12/31/99) and the lowest return for a calendar quarter was (19.68%) (quarter ending 12/31/00).

[end bar chart]

The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australasia and Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the International Equity Fund's performance.

                                  Average Annual Total Returns
                            (for the period ending December 31, 2000)
                          ---------------------------------------------
                                                         Since
                                                         Inception
                          1 Year    5 Years    10 Years  (July 6, 1990)
                          ------    -------    --------  --------------
International Equity Fund (18.70%)  12.18%     11.78%    9.75%
MSCI EAFE Index           (14.13%)   7.36%      8.53%    6.72%

FEES AND EXPENSES

Costs  are  an   important   consideration   in  choosing  a  mutual  fund.
Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a fund's performance.

The following tables describe the fees and expenses that you will pay in connection with purchases or redemption of shares of the Value Fund and the International Equity Fund (collectively, the "Funds"). The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

                                   VALUE FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and other Distributions                            None
Redemption Fee (1)                                             2.00%(2)
Exchange Fee (3)                                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                    1.00%
Distribution  (12b-1 Fees)                                         None
Other Expenses                                                     0.75%
Total Annual Fund Operating  Expenses                              1.75%


                            INTERNATIONAL EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
      and other Distributions                                      None
Redemption Fee (1)                                             2.00%(2)
Exchange Fee (3)                                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                    0.90%
Distribution (12b-1 Fees)                                          None
Other Expenses                                                     0.49%
Total Annual Fund Operating Expenses                               1.39%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2)  A 2% redemption fee is charged on shares held less than three (3) months.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.


EXAMPLES

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, and then you redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                          1 Year    3 Years    5 Years   10 Years
                          ------    --------   -------   --------

Value Fund                $178      $551       $  949    $2,062
International Equity       142       440          761     1,669


OBJECTIVES AND STRATEGIES

Value Fund

The Value Fund's investment objective is to achieve long-term capital appreciation in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. The investment adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Adviser"), the investment adviser for each of the Funds, employs a bottom-up approach to stockpicking. (A bottom-up approach means that securities are selected company by company rather than by identifying a suitable industry or market sector for investments and then investing in companies in that industry or market sector.) This bottom-up approach emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Adviser seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Adviser's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Adviser considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore, the Adviser seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings and free cash flow, low debt and effective management.

As noted above, the Adviser seeks to achieve its investment objective by investing principally in common stocks or securities that are convertible into common stock. Nonetheless, the Adviser may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Adviser views its "cash position" as a residual investment that is a measure of the ability of its investment personnel to identify enough stocks and convertible securities that meet their rigorous investment criteria.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

The Value Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Value Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Value Fund controls and are engaged in the same, similar or related trades or business.

The Value Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Adviser will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, which are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

The portfolio of the International Equity Fund will be diversified. The International Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to identify high-quality growth companies. Typically, these tend to be industry leaders that can sustain their superior records of quality earnings growth and operational profitability. The Adviser's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without significant deviations from the weightings of the MSCI EAFE Index. With approximately 80-100 stocks, the Fund also seeks to be well diversified in terms of industry exposure. International Equity Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The International Equity Fund intends to broadly diversify its investments among various countries and to normally have represented in its portfolio the business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security (see Depositary Receipts below).

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund may invest in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the International Equity Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the International Equity Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

The International Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

RISKS

Stock Market Risk

Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Funds may increase or decrease.

Geographic Risk

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European and/or Pacific Basin countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

Foreign Investing

A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

Depositary Receipts such as ADRs, EDRs, GDRs and RDCs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund and the E. European Equity Fund may invest in Depositary Receipts which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

European Currency

Several European countries are participating in the European Economic and Monetary Union (the "EMU"), which established a common European currency for participating countries. This currency is commonly known as the "Euro". On January 1, 1999 the Euro became legal tender for all countries participating in the EMU and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. National currencies will continue to circulate until they are replaced by Euro coins and banknotes, which is scheduled to occur by the middle of 2002. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The International Equity Fund may invest in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Temporary Defensive Position

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the
SAI). For temporary defensive purposes, the International Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

MANAGEMENT

The Company

Vontobel Funds, Inc. (the "Company") was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Funds.

Investment  Adviser

Vontobel USA Inc., located at 450 Park Avenue, New York, N.Y. 10022, manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2000, the Adviser managed in excess of $1.8 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Under  the  Advisory  Agreement,   the  Adviser,  subject  to  the  general
supervision of the Board of Directors, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The investment advisory fees paid to the Adviser by the Funds during the fiscal year ended December 31, 2000 are set forth below.

                                          Management Fee as a
                                          Percentage of Average
Fund                                      Net Assets
----                                      ----------------------

Value Fund                                1.00%
International Equity Fund                 0.90%

Mr. Edwin Walczak is a Senior Vice President of the Adviser. Mr. Walczak joined the Adviser in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March, 1990.

Mr. Fabrizio  Pierallini,  who is the Chief Investment Officer and a Senior
Vice President of the Adviser, has been the President and portfolio manager of the International Equity Fund since May, 1994.

Mr.  Rajiv Jain joined the Adviser in  November,  1994.  He is a First Vice
President  of  the  Adviser  and  the   associate   portfolio   manager  of  the
International Equity Fund.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange (the "NYSE")(currently 4:00 p.m., Eastern
Time) on each business day (the "Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Company is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Each Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs, GDRs and RDCs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, whichever is earlier. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Portfolio securities that are listed on a foreign exchange may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds.

PURCHASING SHARES

You may purchase shares of a Fund directly from Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing shares of each Fund; however, when you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

Minimum Investments

The minimum initial investment for the Value Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments, for each Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

By Mail

For  initial  purchases,   the  account   application  form  (the  "Account
Application"), which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the applicable Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing  by Wire

You may purchase  shares by requesting  your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for a Fund's shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of any Fund when, in the judgment of such Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the U.S. Value and International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The Company reserves the right to waive the redemption fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (a)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange Privileges

You may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination

Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner,  send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid annually. The Funds intend to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund involved, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Funds) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs such Fund to do so.

Shareholder Communications

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds at (800) 527-9500.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each Fund for the past five fiscal years (or the period since a particular Fund began operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

Value Fund

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year
--------------------------------------------

                                       Years ended  December 31,
                                  -------------------------------------
                                  2000     1999     1998    1997   1996
                                  ----     ----     ----    ----   ----
Per Share Operating
Performance
Net asset value, beginning       $14.27    $16.73  $16.51  $13.78  $13.25
   of year                       ------    ------  ------  ------  ------

Income from investment
operations
   Net investment income            0.02     0.07     0.22    0.10   0.17
   Net realized and unrealized
       gain (loss) on
       investments                5.00     (2.42)   2.06    4.61   2.65
                                  -----    ------   -----   -----  ----
Total from investment             5.02     (2.35)   2.28    4.71   2.82
  operations                      -----    ------   -----   -----  ----

Less distributions
   Distributions from net            -     (0.11)  (0.10)  (0.19) (0.16)
   investment income
   Distributions from realized       -         -   (1.90)  (1.88)  (2.10)
    gain on investments          ------    ------   ------  ------  ------
Total distributions                  -     (0.11)  (2.06)  (1.98)  (2.29)
                                 ------    ------  ------  ------  ------
Net asset value, end of year     $19.29    $14.27  $16.73  $16.51  $13.78
                                 =======   ======= ======= ======= ======

Total Return                     35.18%    (14.07%)14.70%  34.31%  21.28%

Ratios/Supplemental Data

Net assets, end of year (000's) $137,238  $71,480 $200,463 $203,120 $69,552

Ratio to average net assets - (A)
   Expenses - (B)                 1.75%    1.87%    1.46%   1.61%  1.48%
   Expenses - net (C)             1.75%    1.87%    1.45%   1.58%  1.43%
   Net investment income          0.23%    0.40%    0.93%   0.72%  0.63%
Portfolio turnover rate         103.76%   66.62%  122.71% 89.76%  108.36%


(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997 and 0.04% in 1996.

(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997 and 1996 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

International Equity Fund

For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------



                                       Years ended December 31,
                                -------------------------------------
                                2000     1999    1998    1997    1996
                                ----     ----    ----    ----    ----

Per Share Operating
Performance
Net asset value,
beginning of year              $28.01    $20.18 $18.15  $18.22   $17.13
                               -------   ------ ------- -------  ------
Income from investment
   operations-
   Net investment income       (0.03) (1) 0.06    0.01  (0.03)    0.03
(loss)
   Net realized and unrealized
    gain (loss) on investments (5.30)     9.07    2.98    1.74    2.85
                               -------   ------ ------- -------  ------

    Total from investment      (5.33)     9.13    2.99    1.71    2.88
operations                     -------   ------ ------- -------  ------

Less distributions-
   Distributions from net      (0.08)    (0.05)   -       -      (0.03)
      investment income
   Distributions from          (3.74)    (1.25) (0.96)  (1.78)   (1.76)
      realized gains           -------   ------ ------- -------  ------

    Total distributions        (3.82)    (1.30) (0.96)  (1.78)   (1.79)
                               -------   ------ ------- -------  ------

Net asset value,
end of the year                $18.86    $28.01 $20.18  $18.15   $18.22
                               =======   ====== ======= =======  ======

Total Return                   (18.70%)  46.52% 16.77%   9.19%   16.98%

Ratios/Supplemental Data
Net assets, end of year        $133,233  $192,53$161,933$160,821 $151,710
(000's)
Ratio to average net assets-
  Expenses (A)                  1.39%    1.28%   1.40%   1.56%   1.60%
  Expenses-net (B)              1.38%    1.27%   1.36%   1.50%   1.39%
  Net investment income (loss) (0.15%)   0.03%   0.06%  (0.17%)  0.15%
Portfolio turnover rate        69.12%    37.91% 41.51%  38.45%   54.58%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

(1)  Based on average shares outstanding

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's SAI dated May 1, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-3551)

Prospectus

Vontobel Eastern European Equity Fund


Series of Vontobel Funds, Inc.
(the "Company")
A "Series" Investment Company



Prospectus Dated May 1, 2001

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                         PAGE NUMBER
-----------------                                         -----------

Risk/Return Summary
Fund Fees and Expenses
Objectives and Strategies
Risks
Management
Shareholder Information
      Purchasing Shares
      Distribution Arrangements
      Redeeming Shares
      Other Shareholder Services
Distributions and Taxes
Shareholder Communications
Financial Highlights

RISK/RETURN SUMMARY
Investment Objective:     Capital appreciation.

Principal Investment
Strategies:               Under normal circumstances,  the Vontobel Eastern
                          European Equity Fund (the "Fund") will invest at least 80% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks:          The Fund's investments are subject to market,
                          economic and business risks. These risks may cause the Fund's NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the Fund's objective.

                          The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                          The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:         You may wish to invest in the Fund if you are
                          seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information

The bar chart and table below show how the Fund has performed in the past and gives some indication of the risk of investing in the Fund. The bar chart below shows how the Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

E. European Equity Fund *

Year          Total Return
----          ------------

1997              8.74%
1998           (46.62%)
1999            14.50%
2000           (17.49%)

The total return for the Fund for the three months ended March 31, 2001 was (14.95%).

* During the periods shown in the bar chart, the highest return for a calendar quarter was 31.64% (quarter ending 12/31/99) and the lowest return for a calendar quarter was (40.48%) (quarter ending 09/30/98).

[end bar chart]

The following table compares the performance of the Fund and the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. The Nomura Composite-11 Index returns do not include dividends or distributions and are expressed in U.S. dollars. The Fund's returns do include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                             Average Annual Total Returns
                                      (for the period ending December 31, 2000)
                                    --------------------------------------------
                                                            Since Inception
                                    1 Year     3 Years      (February 15, 1996)
                                    ------     -------      --------------------

E. European Equity Fund             (17.49%)   (20.41%)       (4.07%)
Nomura Composite-11 Index           (10.47%)    (6.58%)         2.09%


FEES AND EXPENSES

Costs  are  an   important   consideration   in  choosing  a  mutual  fund.
Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a fund's performance.

The following tables describe the fees and expenses that you will pay in connection with purchases or redemption of shares of Fund. The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and other Distributions                            None
Redemption Fee (1)                                             2.00%(2)
Exchange Fee (3)                                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                   1.25%
Distribution (12b-1 Fees)                                          None
Other Expenses                                                    1.56%
Total Annual Fund Operating Expenses                              2.81%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2)  A 2% redemption fee is charged on shares held less than six (6) months.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.


EXAMPLES

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                     1 Year    3 Years    5 Years   10 Years
                     ------    --------   -------   --------

                      $284      $871       $1,484    $3,138

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 80% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, Vontobel USA Inc. (the "Adviser") concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs").

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Risks" below). The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

RISKS

Stock Market Risk

Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Funds may increase or decrease.

Geographic Risk

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European and/or Pacific Basin countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, the Fund's holdings.

Foreign Investing

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

Depositary Receipts such as ADRs, EDRs, GDRs and RDCs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in Depositary Receipts which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

European Currency

Several European countries are participating in the European Economic and Monetary Union (the "EMU"), which established a common European currency for participating countries. This currency is commonly known as the "Euro". On January 1, 1999 the Euro became legal tender for all countries participating in the EMU and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. National currencies will continue to circulate until they are replaced by Euro coins and banknotes, which is scheduled to occur by the middle of 2002. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund may invest in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Temporary Defensive Position

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

MANAGEMENT

The Company

Vontobel Funds, Inc. (the "Company") was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an the Adviser to manage all aspects of the investments of the Funds.

Investment  Adviser

Vontobel USA Inc., located at 450 Park Avenue, New York, N.Y. 10022, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2000, the Adviser managed in excess of $1.8 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Under  the  Advisory  Agreement,   the  Adviser,  subject  to  the  general
supervision of the Board of Directors, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

During the fiscal year ended December 31, 2000, the Adviser received investment advisory fees from the Fund at the annual rate of 1.25% of the Fund's average daily net assets.

Mr. David Molnar, who is a Vice President of the Adviser, was appointed the portfolio manager of the Fund on July 1, 2000 after serving as the fund's associate portfolio manager since October 1, 1997. Mr. Molnar is the Head of Eastern European Equity Management at Vontobel Asset Management, Switzerland, which he joined in October 1997 as the associate portfolio manager of the Vontobel Group's Eastern European Equity products. From 1992 to 1996, Mr. Molnar held a succession of posts in Budapest, Hungary, as assistant to the director of the Business Basics Foundation, which provided consultancy services to small- and medium-sized enterprises; the deputy program officer of the bilateral assistance program of the US Agency for International Development; and a member of the privatization team for the Hungarian Credit Bank.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange (the "NYSE")(currently 4:00 p.m., Eastern
Time) on each business day (the "Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Company is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs, GDRs and RDCs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, whichever is earlier. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Portfolio securities that are listed on a foreign exchange may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds.

PURCHASING SHARES

You  may  purchase   shares  of  the  Fund   directly  from  Vontobel  Fund
Distributors, a division of First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing shares of the Fund; however, when you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

Minimum Investments

The  minimum  initial  investment  for  the  Fund  is  $1,000.   Subsequent
investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

By Mail

For  initial  purchases,   the  account   application  form  (the  "Account
Application"), which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing  by Wire

You may purchase  shares by requesting  your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Fund shares redeemed less than six months after purchase (including shares to be exchanged). The Company reserves the right to waive the redemption fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (a)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed Account Application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange Privileges

You may exchange all or a portion of your shares in the Fund for the shares of certain other Funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination

Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner,  send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different Fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9500.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period since the Fund began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For a Share Outstanding Throughout Each Period

                                                                  February
                                                                  15,*
                                     Years ended December 31,     to
                                     ------------------------     December 31,
                                  2000     1999   1998      1997  1996
                                  ----     ----   ----      ----  -------------

Per Share Operating
  Performance
Net asset value,
   Beginning of period            $9.32    $8.14  $15.25   $14.89  $10.00
                                  ------  ---------------  ------- -------------
Income from investment
   Operations-
   Net investment loss            (0.21)(1(0.20)  (0.31)   (0.19)   (0.06)
   Net realized and
unrealized
    Gain (loss) on                (1.42)    1.38  (6.80)     1.47    4.95
       investments                ------  ---------------  ------- -------------
    Total from investment
      Operations                  (1.63)    1.18  (7.11)     1.28    4.89
                                  ------  ---------------  ------- -------------
Less distributions-
  Distributions from
realized
    Gains on investments            -       -       -      (0.92)       -
                                  ------  ---------------  ------- -------------
Total distributions                 -       -       -      (0.92)       -
                                  ------  ---------------  ------- -------------
Net asset value, end of           $7.69    $9.32   $8.14   $15.25    $14.89
period                            ======  ======   ======  ======= =============
Total Return                      (17.49%)  14.50% (46.62)%  8.74%   48.90%

Ratios/Supplemental Data
Net assets, end of period         $19,232 $33,644  $36,154  $139,408 $61,853
(000's)
Ratio to average net assets-
  Expenses (A)                    2.81%    3.37%   2.57%    1.94%     2.02% **
  Expenses-net (B)                2.59%    3.26%   2.41%    1.66%     1.71% **
  Net investment loss             (1.76%) (2.35%)(1.67%)   (1.30%)  (1.07%) **
Portfolio turnover rate           85.97%  103.80%135.35%   105.86%      38.69%

*    Commencement  of  operations
**   Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

(1)  Based on average shares outstanding

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated May 1, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-3551)

                             VONTOBEL FUNDS, INC.
                        1500 FOREST AVENUE, SUITE 223,
                              RICHMOND, VA 23229
                                 (800) 527-9500

                       STATEMENT OF ADDITIONAL INFORMATION

VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S. Value Fund and the Vontobel International Equity Fund dated May 1, 2001, as it may be supplemented or revised from time to time. You may obtain the Prospectus, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9500.

The Funds' audited financial statements and notes thereto for the year ended December 31, 2000 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended December 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Funds or calling (800) 527-9500.

The date of this SAI is May 1, 2001

TABLE OF CONTENTS                                                   PAGE
-----------------                                                   ----
General Information
Investment Objectives
Strategies and Risks
Investment Programs
  Convertible Securities
  Warrants
  Illiquid Securities
  Debt Securities
  Strategic Transactions
  Options
  Futures
  Currency Transactions
  Combined Transactions
  Eurocurrency Instruments
  Segregated and Other Special Accounts
  Depositary Receipts
  Temporary Defensive Positions
  U.S. Government Securities
  Repurchase Agreements
  Other Investments
Investment Restrictions
  Fundamental Investment Policies and Restrictions
  Non-fundamental Investment Policies and Restrictions
Management of the Company
Policies concerning Personal Investment Activities
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
  Administration
  Custodian and Accounting Services
  Transfer Agent
  Distributor
  Independent Accountants
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund (the "Value Fund") and the Vontobel International Equity Fund (the "International Equity Fund") (individually, a "Fund,"; and, collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company. The International Equity Fund is a "diversified" series," as that term is defined in the 1940 Act. The Value Fund is a "non-diversified" series.

The Company was originally named The Commonwealth Group, Inc. On December 30, 1988, the Company changed its name to Tyndall-Newport Fund, Inc. On July 10, 1990, the Company again changed its name to Tyndall World Funds, Inc. On April 26, 1991, the Company changed its name from Tyndall World Funds, Inc. to World Funds, Inc. On February 28, 1997, the Company changed its name from World Funds, Inc. to Vontobel Funds, Inc.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of each Fund's investment objectives and policies. A Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of such Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of each Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital returns. The investment objective of the International Equity Fund is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible  Securities

The Value Fund and the International Equity may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

Each of the Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt  Securities

Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Value Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Strategic Transactions

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options

Each of the Funds may purchase and sell options as described herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving a Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when a Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. A Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are each authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Funds generally expect to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Equity Fund may purchase and sell call options on currencies. All calls sold by the International Equity Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not a Fund holds the above securities in its portfolio), and futures contracts. A Fund may not purchase or sell futures contracts on individual corporate debt securities. The International Equity Fund may purchase and sell put options on currencies. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The International Equity Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect an International Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, a Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, a Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Equity Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the International Equity Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Equity Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Equity Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If the International Equity Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The International Equity Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

The International Equity Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Equity Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the International Equity Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the International Equity Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Equity Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the International Equity Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Equity Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The International Equity Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging

Transaction Hedging occurs when a Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a Fund's portfolio securities or the receipt of income therefrom. The International Equity Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The International Equity Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Equity Fund may use position hedging when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The International Equity Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Equity Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The International Equity Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Equity Fund has or expects to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Equity Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Equity Fund's securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the International Equity Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U.S. dollar, the investment adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions

The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in a Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The International Equity Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Equity Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the International Equity Fund to buy or sell currency will generally require the International Equity Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the International Equity Fund's obligations or to segregate liquid high grade assets equal to the amount of the International Equity Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by a Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The International Equity Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Equity Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Equity Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The International Equity Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The International Equity Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the International Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, a Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

Other Investments

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

1) Except for the Value Fund, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Except for the Value Fund, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the International Equity Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the International Equity Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and forward foreign currency contracts for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5) As to the International Equity Fund, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value Fund, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value Fund may borrow up to 33 1/3% of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6) Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that a Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with a Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to their fundamental limitations with respect to borrowings, the Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

Non-Fundamental  Policies  and  Restriction

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

                                           Principal
Name, Address           Position(s) Held   Occupation(s) During
and Age                 With Company       The Past 5  Years
--------------          ----------------   ------------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth Shareholder
Richmond, VA 23229                          Services, Inc.,("CSS") the
(55)                                        Company's Administrator since 1985;
                                            President and Director
                                            of Vontobel Fund Distributors,
                                            a division of First Dominion Capital
                                            Corp., the Company's Underwriter;
                                            Director and shareholder  of Fund
                                            Services Inc., the Company's
                                            Transfer  and  Disbursing  Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.
                                            which provides bookkeeping services;
                                            and Chairman, Director and
                                            Treasurer of The World Funds, Inc.,
                                            a registered  investment company,
                                            since May, 1997.  Mr. Pasco is
                                            also a certified public accountant.


*Joseph Mastoloni         Director          Mr. Mastoloni has served as
450 Park Avenue                             Compliance Officer
New York, NY 10022                          of Vontobel USA, Inc., a registered
(37)                                        investment adviser, since May, 1994
                                            and was appointed as Vice President
                                            in July, 1999.

Samuel Boyd, Jr.        Director             Mr. Boyd has served as
10808 Hob Nail Court                         the Manager of the
Potomac, MD 20854                            Customer Services
(60)                                         Operations and
                                             Accounting Division of
                                             the Potomac  Electric
                                             Power  Company
                                             since  1978  and as
                                             Director  of The
                                             World  Funds,  Inc.,
                                             a registered
                                             investment  company,
                                             since  May 1997.   Mr.
                                             Boyd   is   also  a
                                             certified public
                                             accountant.

William E. Poist        Director             Mr. Poist has served
5272 River Road                              as a financial and tax
 Bethesda, MD 20816                          consultant through his
(64)                                         firm Management
                                             Consulting for
                                             Professionals since
                                             1968 and as Director
                                             of The World Funds, Inc.,
                                             a registered
                                             investment company,
                                             since May  1997.  Mr.
                                             Poist is also a
                                             certified public
                                             accountant.

Paul M. Dickinson       Director             Mr. Dickinson has
8704 Berwickshire Drive                      served as President of
Richmond, VA 23229                           Alfred J. Dickinson,
(53)                                         Inc., Realtors since
                                             April 1971 and as a
                                             Director  of The
                                             World  Funds,  Inc., a
                                             registered
                                             investment  company,
                                             since  May 1997.

F. Byron Parker, Jr.    Secretary            Mr. Parker has served
8002 Discovery Drive                         as Secretary of
Suite 191                                    Commonwealth
Richmond, VA 23229                           Shareholder Services,
(58)                                         Inc. since 1986; Secretary of The
                                             World Funds, Inc., a registered
                                             investment company, since May 1997.
                                             He is also a Partner in the law
                                             firm Mustian & Parker.

*Edwin D. Walczak       Vice President       Mr. Walczak has served
450 Park Avenue         of the Company       as Senior Vice President
New York, NY 10022      and President        Portfolio Manager of
(47)                    of the               Vontobel USA Inc., a
                        Value Fund           registered investment
                                             adviser, since July
                                             1988.

*Fabrizio Pierallini    Vice President       Mr. Pierallini has
450 Park Avenue         of the Company       served as Senior
New York, NY 10022      and President        Vice President and
(42)                    of the International Portfolio Manager
                        Equity and           of Vontobel USA Inc.,
                        U.S. Equity Funds    a registered investment
                                             adviser, since April
                                             1994.

*David Molnar           Vice  President      Vice President and Portfolio
450 Park Avenue         of the Company       Manager (Eastern European
New York, NY 10022      and President of     Equities) of Vontobel USA
(32)                    the E. European      Inc., a registered investment
                        Equity Fund          adviser,  since July 1, 2000.
                                             Previously,  he has
                                             served as the Fund's associate
                                             portfolio manager since October
                                             1997. Mr. Molnar is the Head of
                                             Eastern European Equity Management
                                             at Vontobel Asset Management,
                                             Switzerland, which he joined in
                                             October 1997 as an analyst of
                                             Central European equities and
                                             associate portfolio manager. From
                                             1992 to 1996 Mr. Molnar held a
                                             succession of posts in Budapest,
                                             Hungary, as assistant to the
                                             director of the Business Basics
                                             Foundation, which provided
                                             consultancy services to small- and
                                             medium-sized enterprises; and as
                                             the deputy program officer of the
                                             bilateral assistance program of the
                                             US Agency for International
                                             Development; and a member of the
                                             privatization team for the
                                             Hungarian Credit Bank.

Compensation of Directors

The Company does not compensate the Directors who are officers or employees of the investment adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. For the fiscal year ended December 31, 2000, the Directors received the following compensation from the Company:

                            Aggregate
                            Compensation          Pension or
                            From the              Retirement
                            Funds for Fiscal      Benefits         Total
                            Year Ended            Accrued as       Compensation
Name and                    December 31,          Part of Fund     from the
Position Held               2000(1)               Expenses         Company(2)
--------------------------------------------------------------------------------
John Pasco, III, Director        N/A               N/A             N/A
Henry Schlegel, Director(3)      N/A               N/A             N/A
Samuel Boyd, Jr., Director    $4,400               N/A          $10,150
William E.  Poist, Director   $4,400               N/A          $10,150
Paul M. Dickinson, Director   $4,400               N/A          $10,150

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Funds' fiscal year ended December 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended December 31, 2000. The Company consisted of a total of four funds as of December 31, 2000.

(3)  Henry Schlegel resigned as a Director effective February 21, 2001.

MANAGEMENT OWNERSHIP

As of March 31, 2001, the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Funds, as of March 31, 2001, the following persons owned of record or beneficially owned 5.00% or more of the shares of the Funds in the amounts indicated:

Value  Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104,owned of record 4,012,290.712 outstanding shares (or 54.952%) and Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 419,899.666 outstanding shares (or 5.751%)

International Equity Fund

Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 2,209,682.181 outstanding shares (or 31.819%); EAMCO, c/o Riggs Bank P.O. Box 96211, Washington, D.C. 20090-6211, owned of record 455,228.717 outstanding shares (or 6.555%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,781,959.229 outstanding shares (or 25.660%).

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Adviser"), located at 450 Park Avenue, New York, New York 10022, is each Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreement for each Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and recordkeeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

As compensation for its service as investment adviser for each of the Funds, the Adviser receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below.

Each of the Funds pay the Adviser at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. The table below shows the total amount of advisory fees that each Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                        Years Ended December 31,

---------------------------------------------------------
                          1998 Fee               1999 Fee          2000 Fee
Fund                    Payable/Waived       Payable/Waived    Payable/Waived
-----                  ---------------       --------------     ---------------
Value Fund            $1,903,694/22,500   $1,224,969/22,500     $ 616,564/-0-
International
  Equity Fund          1,505,510/ -0-      1,474,217/ -0-       1,473,957/-0-

In the interest of limiting expenses of the Value Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses until May 1, 2002 so that the ratio of total annual operating expenses is limited to 1.75%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Value Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Value Fund during any of the previous five (5) years, less any reimbursement previously paid by the Value Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Value Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of each Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                                             Years Ended December 31,
                                 -------------------------------------------
Fund                               1998                 1999         2000
----                             --------             --------      --------
Value Fund                       $504,371             $402,108      $140,916
International Equity Fund         328,563              381,099       344,506

Custodian and Accounting Services

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Equity Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Equity Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to each Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Funds' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of securities Dealers, Inc. The offering of the Funds' shares is continuous. There are no sales charges in connection with purchases of Fund shares. The Distributor does not receive underwriting discounts and commissions or brokerage commissions as a result of the sale of the Funds' shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                                              Years ended December 31,
                                    ----------------------------------------
Fund                                  1998              1999         2000
----                                ---------          --------     --------
Value Fund                           $496,553         $357,993      $314,380
International Equity Fund             146,822          367,230       607,092

The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                                               Years ended December 31,
                                     -----------------------------------------
Fund                                 1998              1999           2000
----                                -------          --------        --------
Value Fund                             -0-              -0-            -0-
International Equity Fund              -0-              -0-            -0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for a Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%. As a result of negative investment performance, there were increased transactions (due to Fund redemptions) in the U.S. Value Fund for fiscal years ended December 31, 1998 and 2000 which caused the portfolio turnover to exceed 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of a Fund directly from the Distributor. You may alsobuy shares through accounts with brokers and other institutions
("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to such Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Company reserves the right to reject any purchase order and to suspend the offering of shares of each Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A two percent redemption fee is deducted from the proceeds of the Value Fund and the International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the applicable Fund. The Company reserves the right to waive the redemption fee.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by such Fund are not reasonably practicable.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application (the "Account Application"). If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which a Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund involved from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into a Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other Fund of the Company, provided the shares of such Fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions and Taxes

Distributions  of net investment  income

The Funds receive income generally in the form of dividend income on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

Because the Value Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Value Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Because the income of the International Equity Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the International Equity Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Capital Loss Carryforwards

As of December 31, 2000, the Funds had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates as follows:

Fund                               2007           2008
----                               ----           ----

Value Fund                         $730,305       $6,060,981

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =  dividends and interest  earned during the period.
b     =  expenses  accrued for the period  (net of reimbursements).
c     =  the  average  daily  number of shares outstanding during the period that were entitled to receive dividends.
d     =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P       =  a hypothetical initial payment of $1,000

T       =  average annual total return

n       =  number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, each Fund's average annual total return for the period or years indicated would be:

                  One-Year          Five-Years        Ten-Years     Since
                  Period Ended      Period Ended      Period Ended  Inception
                                                                    to
Fund              12/31/2000        12/31/2000        12/31/2000    12/31/2000
----              ------------      -------------     ------------  ------------
Value Fund           35.18%         16.76%              17.79%      15.31%(1)
International
  Equity Fund      (18.70%)         12.18%              11.78%       9.75%(2)

(1)  Commencement of operations was March 30, 1990.
(2)  Commencement of operations was July 6, 1990.

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Company directly at:

                             VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9500
                      e-mail: mail@shareholderservices.com

A prospectus and additional information may also be obtained from our website atwww.vontobelfunds.com. The Annual Report for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             VONTOBEL FUNDS, INC.
                        1500 FOREST AVENUE, SUITE 223,
                              RICHMOND, VA 23229
                                 (800) 527-9500

                       STATEMENT OF ADDITIONAL INFORMATION

                      VONTOBEL EASTERN EUROPEAN EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel Eastern European Equity Fund dated May 1, 2001, as it may be supplemented or revised from time to time. You may obtain the Prospectus, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9500.

The Fund's audited financial statements and notes thereto for the year ended December 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9500.

The date of this SAI is May 1, 2001

TABLE OF CONTENTS                                                      PAGE
-----------------                                                      ----
General Information
Investment Objectives
Strategies and Risks
Investment Programs
      Convertible Securities
      Warrants
      Illiquid Securities
      Debt Securities
      Strategic Transactions
      Options
      Futures
      Currency Transactions
      Combined Transactions
      Eurocurrency Instruments
      Segregated and Other Special Accounts
      Depositary Receipts
      Temporary Defensive Positions
      U.S. Government Securities
      Repurchase Agreements
      Other Investments
Investment Restrictions
      Fundamental Investment Policies and Restrictions
      Non-fundamental Investment Policies and Restrictions
Management of the Company
Policies concerning Personal Investment Activities
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
      Administration
      Custodian and Accounting Services
      Transfer Agent
      Distributor
      Independent Accountants
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to The Vontobel Eastern European Equity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series," as that term is defined in the 1940 Act.

The Company was originally named The Commonwealth Group, Inc. On December 30, 1988, the Company changed its name to Tyndall-Newport Fund, Inc. On July 10, 1990, the Company again changed its name to Tyndall World Funds, Inc. On April 26, 1991, the Company changed its name from Tyndall World Funds, Inc. to World Funds, Inc. On February 28, 1997, the Company changed its name from World Funds, Inc. to Vontobel Funds, Inc.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of each Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least 60 days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe.

INVESTMENT OBJECTIVES

The investment objective of the Fund is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible  Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Strategic Transactions

The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options

The Fund may purchase and sell options as described herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are each authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Funds generally expect to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging

Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund have or expect to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U.S. dollar, the investment adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

Other Investments

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1) As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets.

6) Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

16)  Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to its fundamental limitation with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Non-Fundamental  Policies  and  Restriction

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.


MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).


                                           Principal
Name, Address           Position(s) Held   Occupation(s) During
and Age                 With Company       The Past 5  Years
--------------          ----------------   ------------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services,
Inc.,("CSS")(55)                            the Company's Administrator,
                                            since 1985;  President and Director
                                            of Vontobel Fund Distributors,
                                            a division of First Dominion Capital
                                            Corp., the Company's Underwriter;
                                            Director and shareholder  of Fund
                                            Services Inc., the Company's
                                            Transfer  and  Disbursing  Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.
                                            which provides bookkeeping services;
                                            Chairman, Director and Treasurer
                                            of The World Funds, Inc., a
                                            registered investment company,
                                            since May, 1997.  Mr. Pasco is also
                                            a certified public accountant.


*Joseph Mastoloni         Director          Mr. Mastoloni has served as
450 Park Avenue                             Compliance Officer
New York, NY 10022                          of Vontobel USA
(37)                                        Inc., a registered
                                            investment adviser, since May, 1994
                                            and was appointed as Vice President
                                            in July, 1999.

Samuel Boyd, Jr.        Director             Mr. Boyd has served as
10808 Hob Nail Court                         the Manager of the
Potomac, MD 20854                            Customer Services
(60)                                         Operations and
                                             Accounting Division of
                                             the Potomac  Electric
                                             Power  Company
                                             since  1978  and as
                                             Director  of The
                                             World  Funds,  Inc.,
                                             a registered
                                             investment  company,
                                             since  May 1997.   Mr.
                                             Boyd   is   also  a
                                             certified public
                                             accountant.

William E. Poist        Director             Mr. Poist has served
5272 River Road                              as a financial and tax
 Bethesda, MD 20816                          consultant through his
(64)                                         firm Management
                                             Consulting for
                                             Professionals since
                                             1968 and as Director
                                             of The World Funds, Inc.,
                                             a registered
                                             investment company,
                                             since May  1997.  Mr.
                                             Poist is also a
                                             certified public
                                             accountant.

Paul M. Dickinson       Director             Mr. Dickinson has
8704 Berwickshire Drive                      served as President of
Richmond, VA 23229                           Alfred J. Dickinson,
(53)                                         Inc., Realtors since
                                             April 1971 and as a
                                             Director  of The
                                             World  Funds,  Inc., a
                                             registered
                                             investment  company,
                                             since  May 1997.

F. Byron Parker, Jr.    Secretary            Mr. Parker has served
8002 Discovery Drive                         as Secretary of
Suite 191                                    Commonwealth
Richmond, VA 23229                           Shareholder Services,
(58)                                         Inc. since 1986; Secretary of The
                                             World Funds, Inc., a registered
                                             investment company, since May 1997.
                                             He is also a Partner in the law
                                             firm Mustian & Parker.

*Edwin D. Walczak       Vice President       Mr. Walczak has served
450 Park Avenue         of the Company       as Senior Vice President
New York, NY 10022      and President        Portfolio Manager of
(47)                    of the               Vontobel USA Inc., a
                        Value Fund           registered investment
                                             adviser, since July
                                             1988.

*Fabrizio Pierallini    Vice President       Mr. Pierallini has
450 Park Avenue         of the Company       served as Senior
New York, NY 10022      and President        Vice President and
(42)                    of the International Portfolio Manager
                        Equity and           of Vontobel USA Inc.,
                        U.S. Equity Funds    a registered investment
                                             adviser, since April
                                             1994.

*David Molnar           Vice  President      Vice President and Portfolio
450 Park Avenue         of the Company       Manager (Eastern European
New York, NY 10022      and President of     Equities) of Vontobel USA
(32)                    the E. European      Inc., a registered investment
                        Equity Fund          adviser,  since July 1, 2000.
                                             Previously,  he has
                                             served as the Fund's associate
                                             portfolio manager since October
                                             1997. Mr. Molnar is the Head of
                                             Eastern European Equity Management
                                             at Vontobel Asset Management,
                                             Switzerland, which he joined in
                                             October 1997 as an analyst of
                                             Central European equities and
                                             associate portfolio manager. From
                                             1992 to 1996 Mr. Molnar held a
                                             succession of posts in Budapest,
                                             Hungary, as assistant to the
                                             director of the Business Basics
                                             Foundation, which provided
                                             consultancy services to small- and
                                             medium-sized enterprises; and as
                                             the deputy program officer of the
                                             bilateral assistance program of the
                                             US Agency for International
                                             Development; and a member of the
                                             privatization team for the
                                             Hungarian Credit Bank.



Compensation of Directors

The Company does not compensate the Directors who are officers or employees of the investment adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. For the fiscal year ended December 31, 2000, the Directors received the following compensation from the Company:

                            Aggregate
                            Compensation          Pension or
                            From the              Retirement
                            Funds for Fiscal      Benefits       Total
                            Year Ended            Accrued as     Compensation
Name and                    December 31,          Part of Fund   from the
Position Held               2000(1)               Expenses       Company(2)
--------------------------------------------------------------------------------
John Pasco, III, Director        N/A               N/A             N/A
Henry Schlegel, Director(3)      N/A               N/A             N/A
Samuel Boyd, Jr., Director    $2,200               N/A           $10,150
William E.  Poist, Director   $2,200               N/A           $10,150
Paul M. Dickinson, Director   $2,200               N/A           $10,150

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended December 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended December 31, 2000. The Company consisted of a total of four funds as of December 31, 2000.

(3)  Henry Schlegel resigned as a Director effective February 21, 2001.

MANAGEMENT OWNERSHIP

As of March 31, 2001, the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Funds, as of March 31, 2001, the following persons owned of record or beneficially owned 5% or more of the shares of the Fund in the amounts indicated:

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 610,649.224 outstanding shares (or 24.918%); and Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 307,208.211 outstanding shares (or 12.536%).

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Adviser"), located at 450 Park Avenue, New York, New York 10022, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company. The Advisory Agreement for the Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and recordkeeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

As compensation for its service as investment adviser for the Fund, the Adviser receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below.

The Fund pays the Adviser at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The table below shows the total amount of advisory fees that the Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                        Years Ended December 31,
                     ---------------------------------------------------------
                          1998 Fee               1999 Fee            2000 Fee
                     Payable/Waived       Payable/Waived       Payable/Waived
                     ---------------      --------------       ---------------
                      $1,003,342/ -0-        $387,669/ -0-      $365,861/-0-

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses it incurs in connection with rendering its management services. The Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Adviser under the Advisory Agreement is not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that the Fund paid CSS for the last three fiscal years.

                                Years Ended December 31,
                        ---------------------------------------
                         1998             1999           2000
                        --------        --------       --------
                        $205,758        $122,727       $77,795

Custodian and Accounting Services

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Funds' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases of Fund shares. The Distributor does not receive underwriting discounts and commissions or brokerage commissions as a result of the sale of the Fund's shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                                           Years ended December 31,
                                     ----------------------------------
                                      1998         1999         2000
                                      ----         ----         ----
                                      $374,114     $123,675     $49,412

The Fund paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                                            Years ended December 31,
                                     -----------------------------------
                                     1998         1999          2000
                                     ----         ----          ----
                                     $-0-         $-0-          $-0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Company reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A two percent redemption fee is deducted from the proceeds of Fund shares redeemed less than six months after purchase (including shares to be exchanged). The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Fund. The Company reserves the right to waive the redemption fee.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other Fund of the Company, provided the shares of such Fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions and Taxes

Distributions  of net investment  income

The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for Federal Income Tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Fund generally pays no federal income tax on the income and gains they distribute to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

Because the income of the Fund is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction.

Investment in complex securities

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. Federal Income Tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Capital Loss Carryforwards

As of December 31, 2000, the Fund had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates as follows:

                          2006            2007           2008
                          ----            ----           ----

                        $20,327,913   $18,895,462      $4,400,101

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =  dividends and interest  earned during the period.
b     =  expenses  accrued for the period  (net of reimbursements).
c     =  the  average  daily  number of shares outstanding during the period that were entitled to receive dividends.
d     =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P       =  a hypothetical initial payment of $1,000

T       =  average annual total return

n       =  number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual total return for the period or years indicated would be:

                  One-Year          Five-Years        Ten-Years     Since
                  Period Ended      Period Ended      Period Ended  Inception
                                                                    to
                  12/31/2000        12/31/2000        12/31/2000    12/31/2000
                  ------------      -------------     ------------  ------------

                  (17.49%)           N/A                N/A         (4.07%)(1)

(1)  Commencement of operations was February 15, 1996.

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                             VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9500
                      e-mail: mail@shareholderservices.com

A prospectus and additional information may also be obtained from our website atwww.vontobelfunds.com. The Annual Report for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.